UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 27, 2013

POWIN CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-54015	87-0455378
State or other jurisdiction incorporation	Commission File Number	IRS Employer Identification No.

20550 SW 115th Ave. Tualatin, OR 97062
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (503) 598-6659

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3-            Securities and Trading Markets

Item 3.03             Material Modification to Rights of Security Holders

           Effective March 27, 2013, the Company approved an additional extension of its Common Stock Purchase Warrants Series “A” and Common Stock Purchase Warrants Series “B”. The term of the Warrants was extended June 30, 2013. These Warrants were scheduled to expire on March 31, 2013.

Section 9-            Financial Statements and Exhibits

Item    9.01          Exhibits

Exhibit No.	Description

4.1	Extension of Common Stock Purchase Warrant Series “A” and Common Stock Purchase Warrant Series “B”.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWIN CORPORATION

Dated: March 27, 2013	by: /s/ Joseph Lu
Chief Executive Officer